Exhibit 10.67

OCCAM NETWORKS, INC.

SERIES A-2 PREFERRED STOCK PURCHASE WARRANT

AMENDMENT AND NOTICE OF EXERCISE

This Amendment and Notice of Exercise (the “Amendment”) is entered into this 20th day of April, 2005 (the “Effective Date”) by and between Occam Networks, Inc. (the “Company”) and Alta California Partners III, L.P. (the “Holder”) to amend that certain Series A-2 Preferred Stock Purchase Warrant of the Company issued to the Holder on March 8, 2004 (the “Warrant”). Terms used but not otherwise defined herein shall have the meaning set forth in the Warrant.

WHEREAS, Section 9(a) of the Warrant provides that the Warrant shall not be exercisable prior to the first business day after the Rights Offering Closing Date.

WHEREAS, the Rights Offering Closing Date has not occurred as of the Effective Date and the parties wish to amend the Warrant to provide that the Warrant shall be immediately exercisable by the Holder and that the Warrant shall be so exercised by the Holder upon effectiveness of this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

1. Amendment of the Warrant. The Warrant is hereby amended as follows:

(a) Section 9(a) is amended and restated in its entirety to read as follows: “This Warrant shall be exercisable on or after April 20, 2005.”

(b) The total number of Shares issuable upon exercise of this Warrant shall be Two Hundred and Nineteen Thousand Three Hundred and Ninety-Two (219,392) Shares.

2. Exercise of Warrant. (a) The Holder hereby elects to purchase 219,392 Shares pursuant to the terms of the Warrant, as amended, and tenders herewith $2,193,920 as payment of the aggregate Warrant Exercise Price therefor, together with an Investment Representation Statement in form attached as Exhibit B to the Warrant, and further agrees to pay any transfer taxes payable pursuant to the terms of the Warrant as well as any withholding taxes that may be required in connection with the exercise thereof.

(b) The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for the undersigned’s own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same.

(c) The undersigned understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(d) The undersigned understands the instruments evidencing the Shares may bear the following legend, in addition to any legend required by applicable state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

(e) The undersigned acknowledges and agrees that the Shares remain subject to and bound by the “Market Stand-Off Agreement” set forth in Section 10(c) of the Warrant (without in any way otherwise limiting any other obligation of the Company or the undersigned that may survive exercise of the Warrant).

3. Remainder of the Warrant. The Warrant, as amended by Section 1 of this Amendment, shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company and the Holder have executed this Amendment and Notice of Exercise as of the Effective Date first set forth above.

COMPANY

OCCAM NETWORKS, INC.

By:	/s/ Howard Bailey
Name:	Howard Bailey
Title:	Chief Financial Officer

HOLDER

ALTA CALIFORNIA PARTNERS III, L.P.

By:	/s/ Hilary Strain
Name:	Hilary Strain
Title:	V.P. of Finance & Admin.

[Amendment and Notice Of Exercise Of Series A-2 Preferred Stock Purchase Warrant]

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:	Alta California Partners III, L.P.

COMPANY	:	OCCAM NETWORKS, INC.

SECURITIES	:	219,392 shares of Series A-2 Preferred Stock

DATE	:	April 20, 2005

In connection with the purchase of the above-listed Securities, the undersigned Purchaser represents to the Company the following:

(a) The undersigned is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The undersigned understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c) The undersigned further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 under the Securities Act). Moreover, the undersigned understands that the Company is under no obligation to register the Securities. In addition, the undersigned understands that the certificate evidencing the Securities may be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d) The undersigned is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale’s occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale’s being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker, as said term is defined under the

Securities Exchange Act of 1934 (the “Exchange Act”) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. There can be no assurances that the requirements of Rule 144 will be met, or that the Securities will ever be saleable.

(e) The undersigned further understands that at the time the undersigned wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the undersigned would be precluded from selling the Securities under Rule 144 even if the applicable minimum holding period had been satisfied.

(f) The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, compliance with some other registration exemption or the notification to the Company of the proposed disposition by it and the furnishing to the Company of (i) detailed information regarding the disposition, and (ii) an opinion of its counsel to the effect that such disposition will not require registration (the undersigned understands such counsel’s opinion shall concur with the opinion by counsel for the Company and the undersigned shall have been informed of such compliance) will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Signature of Purchaser:

Alta California Partners III, L.P.

By:	/s/ Hilary Strain
Name:	Hilary Strain
Title:	V.P. of Finance & Admin